UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): September 20, 2017

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MAXWELL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-15477	95-2390133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3888 Calle Fortunada
San Diego, California 92123
(Addresses of principal executive offices, including zip code)
(858) 503-3300
(Registrant’s telephone number, including area code)
 _____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.
On September 20, 2017, Maxwell Technologies, Inc. (the "Company") entered into Amendment No. 5 to the Loan and Security Agreement, as amended (the “Amendment”) with East West Bank, evidencing an amendment to the Company’s revolving senior credit facility (the “Facility”) providing for, among other things, consent for the offering of the Notes (as defined and further described in Item 8.01 below) and the inclusion of an additional covenant related to the implementation of the dominion of funds if Liquidity (as defined under the Facility) is less than $25 million.
The foregoing is a summary description of certain terms of the Amendment and does not purport to be complete, and it is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement.
On September 20, 2017, in connection with the sale and issuance of the Notes described below, the Company terminated its Stock Purchase Agreement (the “SDIC Agreement”), dated April 10, 2017, with SDIC Fund Management Co., Ltd. (“SDIC”), in accordance with the terms of the SDIC Agreement. As a result of the termination, the Company will expense transaction costs in the third quarter of fiscal year 2017 which were previously incurred in connection with the SDIC Agreement and the transactions contemplated therein in the approximate amount of $500,000.
Item 8.01 Other Information.
On September 20, 2017, the Company issued a press release announcing the pricing of $40 million aggregate principal amount of 5.50% Convertible Senior Notes due 2022 (the “Notes”) in a private offering to qualified institutional buyers that is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon Rule 144A under the Securities Act. The Company also granted the initial purchaser of the Notes a 30-day option to purchase up to an additional $6.0 million aggregate principal amount of Notes. The Company’s press release announcing the pricing of the offering of the Notes, as well as the expected use of proceeds thereof, is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 5 to Loan and Security Agreement, dated September 20, 2017, by and among the Company and East West Bank
99.1	Press release issued by Maxwell Technologies, Inc. on September 20, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

By:	/s/ David Lyle
David Lyle
Senior Vice President, Chief Financial Officer, Treasurer and Secretary
Date: September 20, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 5 to Loan and Security Agreement, dated September 20, 2017, by and among the Company and East West Bank
99.1	Press release issued by Maxwell Technologies, Inc. on September 20, 2017